                                                              Exhibit 10(xxviii)


                      INSTRUMENT OF MERGER, AMENDMENT AND
                            TRANSFER OF SPONSORSHIP
                                OF BENEFIT PLANS
                              --------------------

                 NACCO Industries, Inc. ("NACCO") and The North American Coal Corporation ("North American Coal") hereby adopt this Instrument of Merger, Amendment and Transfer of Sponsorship of Benefit Plans, taking the following actions relating to The NACCO Industries, Inc. Supplemental Retirement Benefit Plan (the "Supplemental Retirement Plan") and The NACCO Industries, Inc. $200,000 Cap Plan (the "$200,000 Cap Plan") effective August 31, 1994.

                                       I.

                 The $200,000 Cap Plan shall be merged into the Supplemental Retirement Plan to form a single plan.

                                      II.

                          Following the merger, the sponsorship of the
Supplemental Retirement Plan shall be transferred from NACCO to North American Coal and the name of the Plan shall be changed to "The North American Coal Corporation Supplemental Retirement Benefit Plan."

                                      III.

                 The terms and conditions and all other provisions of the Supplemental Retirement Plan shall continue to be expressed in the two separate plan documents entitled The North American Coal Corporation Supplemental Retirement Benefit Plan and The NACCO Industries, Inc. $200,000 Cap Plan, until such time as such documents are amended or superceded.

                                      IV.

                 Each participant in the $200,000 Cap Plan shall be entitled to receive a benefit from the Supplemental Retirement Plan, if it were to terminate immediately after the merger, at least equal to the benefit the participant would have been entitled to receive from the $200,000 Cap Plan if the $200,000 Cap Plan had terminated immediately before the merger.





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                                                                               2



                                        NACCO INDUSTRIES, INC.

                                             Charles A Bittenbender
                                        By:  -------------------------------
                                             Title: Vice President

                                             Date: October 27, 1994


                                        THE NORTH AMERICAN COAL CORPORATION

                                             Thomas A. Koza
                                        By:  ------------------------------
                                             Title: Vice President-Law
                                                    Administration

                                             Date: October 25, 1994





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